SHORT-TERM LOAN	12 Months Ended
Dec. 31, 2023
SHORT-TERM LOAN
SHORT-TERM LOAN

9.   SHORT-TERM LOAN

	As of December 31,
	2022	2023
	RMB	RMB
Short-term bank borrowings	100,000	—

The Group borrowed short-term loan of RMB100,000 for the year ended December 31, 2022 with interest rate of 1.8% per annum and fully repaid during the year ended December 31, 2023. For the year ended December 31, 2023, the Group borrowed RMB24 million and fully repaid within one month, which was presented on a net basis in the financing activities. The interest expense incurred for the short-term bank borrowings for the years ended December 31, 2022 and 2023 amounted to RMB10,946 and RMB807, respectively.

In March 2023, the Group entered into an one-year unsecured revolving credit of RMB500 million with a reputable commercial bank, which can be used for borrowings, bankers’ acceptances, bank guarantees and other purposes in accordance with the relevant agreements. As of December 31, 2023, the facility was unused.